Secured Borrowings	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Secured Borrowings

Note 5. Secured Borrowings

In 2022, the Company entered into an agreement with Founderpath, Inc. (“Founderpath”), a financial services firm, which permits the Company to transfer the rights and interests in agreed upon trade receivables of the Company, with recourse, to Founderpath. This agreement does not have a stated maturity date and does not state a maximum amount that can be transferred and outstanding at any point in time. Upon an agreed upon transfer, Founderpath will advance a percentage of the face amount of the trade receivable to the Company and the Company will agree to a repayment schedule with Founderpath. Amounts advanced by Founderpath do not include restrictions of use to the Company. The Company accounts for these transfers as secured borrowings pursuant to ASC Topic 860, Transfers and Servicing, and, as such, transferred receivables remain in accounts receivable upon initial transfer and amounts advanced from Founderpath are included in secured borrowings on the accompanying consolidated balance sheets. At the time of initial transfer, the Company recognizes a debt discount within the accompanying consolidated balance sheets for the difference between the face amount of the obligation to Founderpath and the discounted amount remitted by Founderpath. Upon full payment of a transferred receivable by a customer, the Company will derecognize the accounts receivable and subsequently reduce the liability due to Founderpath upon payment to Founderpath. The debt discount will be amortized over the term of agreed upon repayment schedule and included within interest expense on the accompanying consolidated statements of operations and comprehensive loss. Founderpath can exercise recourse and obligate the Company to replace a transferred receivable if the receivable is non-performing in the payment of the customer to the Company.

In July 2022, Fusemachines transferred a population of accounts receivable with a face amount of $528.0 thousand in exchange for $427.7 thousand in consideration paid to Fusemachines, resulting in a discount of $100.3 thousand. The $528.0 thousand obligation is required to be repaid to Founderpath in 24 monthly installments of $22.0 thousand, ending in July 2024. In February 2023, a second population of accounts receivable with a face amount of $674.2 thousand was transferred to Founderpath in exchange for $500.0 thousand in consideration paid to Fusemachines, resulting in a discount of $174.2 thousand. The $674.2 thousand obligation is required to be repaid to Founderpath in 31 monthly installments of $21.8 thousand, ending in August 2025.

In August 2023, Fusemachines agreed to pay Founderpath $785.7 thousand in full payment and satisfaction of the remaining amount owed by the Company to Founderpath as of that date. Upon payment of this amount, all liens and security interests of Founderpath in any and all of the assets and properties of the Company were automatically released and terminated. Founderpath agreed to cancel the agreement with the Company. The Company recognized a loss on extinguishment of this debt in the amount of $142.7 thousand during the year ended December 31, 2023. Interest expense recognized representing the amortization of debt discounts amounted to $96.8 thousand for the year ended December 31, 2023.

There was no interest expense of debt representing the amortization of debt discounts recognized for the year ended December 31, 2024.